__________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 15, 2015 (September 15, 2015)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 8.01. Other Events.

The Internal Revenue Service (the “IRS”) mailed a “Notice of Beginning of Administrative Proceeding” (the “NBAP”) to Holly Energy Partners, L.P. (the “Partnership”), dated December 18, 2013, stating that the IRS was commencing an audit of the Partnership’s 2011 Form 1065 federal tax return. To satisfy IRS regulations, the Partnership filed a Current Report on Form 8-K with the Securities and Exchange Commission on March 4, 2014, disclosing the NBAP.

The IRS mailed a “No Adjustments Letter” to the Partnership, dated September 8, 2015, relating to the IRS audit of the Partnership’s 2011 Form 1065 partnership tax return. There were no adjustments proposed by the IRS for the Partnership’s 2011 Form 1065 partnership tax return. A copy of the No Adjustments Letter is furnished as Exhibit 99.1 and incorporated by reference into this Item 8.01 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Holly Energy Partners, L.P. No Adjustments Letter for the Partnership’s 2011 Form 1065 Partnership Tax Return.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Douglas S. Aron
Executive Vice President and Chief Financial Officer

Date:    September 15, 2015

EXHIBIT INDEX
Exhibit Number        Exhibit Title

99.1	Holly Energy Partners, L.P. No Adjustments Letter for the Partnership’s 2011 Form 1065 Partnership Tax Return.